SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                                FORM 8-K


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported):  April 27, 2004


                    FOUNTAIN POWERBOAT INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


         NEVADA                   000-14712           56-1774895
(State or other jurisdiction    (Commission        (IRS Employer
 of incorporation)               File Number)       Identification  No.)


                Whichard's Beach Road
                P. O. Drawer 457
                Washington, North Carolina                 27889

         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (252) 925-2000

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Item 7.        Financial Statements and Exhibits.

(c)  Exhibits.   The following exhibit is being filed with this Report:


Exhibit No.         Exhibit Description
_________           _________________

 99.1               Copy of our press release dated April 27, 2004


Item 12.       Results of Operations and Financial Condition.

On April 27, 2004, Fountain Powerboat Industries, Inc. issued a press release (the "Press Release") relating to, among other things, the financial results for the three month and nine month periods ended
March 31, 2004. A copy of this press release announcing this information is attached to this report as Exhibit 99.1.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by our undersigned officer thereunto duly authorized.


                              FOUNTAIN POWERBOAT INDUSTRIES, INC.
                                        (Registrant)


Date: April 29, 2004            By: /s/ Irving L. Smith

                                    Irving L. Smith
                                    Chief Financial Officer